                     PREMIER ASSET BUILDER VARIABLE ANNUITY

                                    Issued by

                       TRANSAMERICA LIFE INSURANCE COMPANY

                       Supplement Dated September 4, 2003
                     Replacing Supplement dated June 2, 2003

                                     to the

                          Prospectus dated May 1, 2003

FIXED ACCOUNT LIMITATIONS

Effective immediately, only for guaranteed period options of less than five years duration, we will not accept any premium payment in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in all guaranteed period options of less than 5 years duration exceeding $5,000. Please note these limitations do not apply to the dollar cost averaging fixed account option.


                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
            Premier Asset Builder Variable Annuity dated May 1, 2003